UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2010, Gryphon Gold Corporation (the “Registrant”), its wholly-owned subsidiary Borealis Mining Company (“Borealis”) and Sage Gold Inc. (“Sage”, collectively with the Registrant and Borealis, the “Parties”) entered into Amendment No. 3 to Option Agreement and Amendment No. 2 to Subscription Agreement (the “Amendment”).  The Amendment was previously announced in the press release, dated April 29, 2010, furnished as Exhibit 99.1 to Registrant’s Form 8-K filed with the SEC on April 29, 2010.  The Option Agreement, dated March 5, 2010 was previously amended on March 26, 2010 and April 19, 2010 (the “Option Agreement”) and the Subscription Agreement, dated March 5, 2010, was previously amended on March 26, 2010 (the “Subscription Agreement”).

Pursuant to the Option Agreement, the Registrant has granted Sage the option to earn a 50% joint venture interest in the Registrant’s Borealis gold project located in the Walker Lane Mineral Belt of Southwest Nevada.  Under the terms of the Option Agreement, the Registrant and Sage agreed to enter into the Subscription Agreement pursuant to which Sage will invest US$400,000 in a private placement of units by the Registrant (the “Private Placement”).

The foregoing description of the Option Agreement is qualified in its entirety by reference to (i) the Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on March 8, 2010, (ii) Amendment No. 1 to Option Agreement and Amendment No. 1 to Subscription Agreement, a copy of which is filed as Exhibit 10.1 to Registrant’s Form 8-K filed with the SEC on March 30, 2010, and (iii) Amendment No. 2 to Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on April 20, 2010, each of which is hereby incorporated by reference into this Item 1.01.

Pursuant to the Amendment, the Option Agreement and Subscription Agreement were amended by the Parties as follows:

•	The Option Agreement was amended to extend the Option Expiry Date, as defined in the Option Agreement, until June 30, 2011.

•
The Option Agreement and Subscription Agreement were amended to permit Sage to satisfy its commitment to invest US$400,000 in the Private Placement through a subscription in the amount of US$200,000 by June 16, 2010 and a further subscription in the amount of US$200,000 by August 16, 2010, based on a subscription price equal to the greater of (i) the maximum discounted price permitted by the TSX Company Manual, and (ii) a 5% premium to the 30-day volume weighted average trading price of common stock of the Registrant on the day immediately preceding the subscription date.

In addition to the amendments set forth above, further conforming amendments were made to both the Option Agreement and Subscription Agreement.  The foregoing description of the Amendment is qualified in its entirety by the copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is hereby incorporated by reference into this Item 1.01.

Item 9.01                      Exhibits.

Exhibit	Description
10.1	Amendment No. 3 to Option Agreement and Amendment No. 2 to Subscription Agreement, dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: May 6, 2010	By: /s/ R. William Wilson R. William Wilson Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
10.1	Amendment No. 3 to Option Agreement and Amendment No. 2 to Subscription Agreement, dated April 28, 2010